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EXHIBITS

Exhibit 10.27

ELEPHANT & CASTLE
1201 PENNSYLVANIA AVENUE, WASHINGTON
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
COMPANY:                        E&C Capital LLC
GUARANTOR:                      Elephant & Castle Inc.
LOCATION:                       1201 Pennsylvania Avenue, Washington, D.C.
LANDLORD:                       D.C. One Associates
                                1201 Pennsylvania Avenue, NW, Suite 240, Washington, DC 20004

                                ----------------------------       ------------------
Lease Signature Date:                    Jun 01, 2004
Lease Commence Date:                     Nov 01, 2004
Lease Expiration Date:                   Oct 31, 2014

Original Lease Term:                         10 years
Number of Renewal Options:                1 x 5 years
Next Date of Exercise:          180 Days Before Expiration of Term                   (April 01, 2014)
Number of Renewal Years              5 years per term

Total Square Footage:                           7,000
Seating:                                          258

Annual Minimum Rent:                   Years 1 to 5                       Years 6 to 10
                                      $29.00 p/sq.ft.                    $32.35 p/sq.ft.

Percentage Rent:                 4% above natural break

Landlord Allowance:             None
Utilities:                      Tenant
Real Estate Taxes:              Approx. $3.73 per square foot
Operating Expenses:             Approx. $5.15 per square foot
                                E&C Capital
Lessee:                         LLC
Guarantor:                      Elephant & Castle Group Inc.
Condition:                      As is

Hours of Operation:             Monday - Friday        11:00 AM - 9:00 PM             (minimum)

Loans:                          None
Other:
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